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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  December 3, 1996
                                                       ----------------


                                 VISIGENIC SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)


          Delaware                       0-21127                94-317927
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(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)



    951 Mariner's Island Blvd., Suite 120, San Mateo, California        94404
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(Address of principal executive offices)                              (Zip Code)


     Registrant's telephone number, including area code   (415) 286-1900
                                                          --------------


                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On December 3, 1996, Visigenic Software, Inc., a Delaware corporation ("Visigenic") and CustomWare, Inc., a California corporation ("CustomWare") entered into an Agreement and Plan of Reorganization (the "Agreement"). Under the Agreement, as more fully described in the Press Release filed herewith, CustomWare merged with and into Visigenic. All of the outstanding shares of CustomWare were converted into an aggregate of 125,000 shares of Common Stock of Visigenic. The Agreement has been approved by the respective Boards of Directors of CustomWare and Visigenic. The acquisition contemplated by the Agreement is intended to qualify as a tax-free reorganization. The acquisition will be accounted for in the third quarter of fiscal 1997 using the purchase method of accounting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

               Not applicable.

     (b) Pro forma financial information.

               Not applicable.

     (c) Exhibits.

         Exhibit No.                        Description
         --------------   --------------------------------------------------
              2.1         Agreement and Plan of Reorganization by and among
                          Visigenic, CustomWare and Gray Cary Ware &
                          Freidenrich, A Professional Corporation, dated
                          December 3, 1996.

              99.1        Press Release of Visigenic dated December 4, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VISIGENIC SOFTWARE, INC.


Date:  December 16, 1996            By:   /s/ Kevin C. Eichler
                                       -----------------------
                                       Kevin C. Eichler
                                       Vice President, Finance,
                                       Chief Financial Officer,
                                       Treasurer and Secretary

                                       3
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                                 EXHIBIT INDEX


 Exhibit No.                             Description
--------------   ------------------------------------------------------------
     2.1         Agreement and Plan of Reorganization by and among
                 Visigenic, CustomWare and Gray Cary Ware & Freidenrich, A
                 Professional Corporation, dated December 3, 1996.

     99.1        Press Release of Visigenic dated December 4, 1996.


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